EXHIBIT 99.1
Loan Portfolio Mix Business/Corporate Banking 8.2% Residential Consumer Construction Income Property 28.5% 13.0% 21.8% 28.5% Pro Forma Mix ($ in thousands) Source: Public filings for STSA as of 6/30/06 (Does not include LFG & FBNW). Source: Public filings for NREB as of 6/30/06.